CORNERSTONE

ADVANTUS CORNERSTONE FUND, INC.

ANNUAL REPORT TO SHAREHOLDERS DATED SEPTEMBER 30, 2000



                                                          [LOGO]
                                                       ADVANTUS-TM-
                                                      FAMILY OF FUNDS

EQUITY

[BACKGROUND GRAPHIC]

ADVANTUS CORNERSTONE FUND

TABLE OF CONTENTS

PERFORMANCE UPDATE                            2

INVESTMENTS IN SECURITIES                     7

STATEMENT OF ASSETS AND LIABILITIES          10

STATEMENT OF OPERATIONS                      11

STATEMENTS OF CHANGES IN NET ASSETS          12

NOTES TO FINANCIAL STATEMENTS                13

INDEPENDENT AUDITORS' REPORT                 18

FEDERAL INCOME TAX INFORMATION               19

SHAREHOLDER VOTING RESULTS                   20

SHAREHOLDER SERVICES                         21

LETTER FROM THE PRESIDENT                                                [PHOTO]

Dear Shareholder:

All signs point to a soft landing in progress while the U.S. economy continues to slow. The pressure on the Federal Reserve to further increase short-term rates has diminished considerably. The Fed's earlier series of tightenings appears to have successfully curbed the country's run-away growth. Inflation remains in check; all in all, we continue to have a healthy backdrop for our country's capital markets.

In the stock market, companies such as Intel and new economy leaders have seen some dramatic corrections this quarter. This was a sideways correction for many, downward for companies that disappointed investors. Value, real estate, and small stocks' relative performance has improved this quarter. The market has broadened, demonstrating that investors have acquired an increased appetite for stocks other than large cap growth. We anticipate that the stock market will remain volatile throughout the year and into next year. Equity investors should adjust their expectations and not expect double-digit returns as the norm. We expect positive returns for equities for the next 12 to 18 months, with above average earnings growth.

Within the fixed income universe, corporate bonds have been the weakest performing fixed income sector in 2000. An inverted yield curve (i.e., short-term bonds have higher yields than long-term bonds), several Fed tightening moves, increased event risk and equity market volatility have all negatively impacted corporate bond performance this year. Mortgage-backed securities were the top performer for the year followed by the government sector. We believe that upcoming quarters will be a favorable environment for bonds.

We are continually watchful of economic and political events and circumstances that would likely affect our new President. Significant political unrest, military buildups, and violence in other countries may test the President-elect's mettle. A strong Administration increases the odds that our peace dividend will continue.

We advise investors to consider adding fixed income, value stocks and an international component to their portfolio. As we've said before, we advise you to stay well diversified and avoid big bets when the market environment is uncertain.

Sincerely,

/s/ William N. Westhoff

William N. Westhoff
President, Advantus Funds

ADVANTUS CORNERSTONE FUND

PERFORMANCE UPDATE

[PHOTO]

MATTHEW NORRIS, CFA
PORTFOLIO MANAGER
The Advantus Cornerstone Fund
is a mutual fund designed for
investors seeking long-term
accumulation of capital. In
pursuit of this objective,
the Fund will invest
primarily in equity
securities of mid and large
capitalization companies
(i.e., companies with a
market capitalization of at
least $1.5 billion) at the
time of purchase. In
selecting equity securities,
the Fund invests in
securities that the
investment adviser believes
are undervalued relative to
other securities, earn low
returns with a potential for
higher returns or are
undervalued relative to their
potential for improved
operating performance and
financial strength.

  - Dividends paid quarterly.

  - Capital gains distributions paid annually.

PERFORMANCE

The Cornerstone Fund's performance for the year ended September 30, 2000 for each class of shares offered is as follows:

CLASS A..........................  1.26 PERCENT*
CLASS B..........................  0.54 PERCENT*
CLASS C..........................  0.54 PERCENT*

The Fund's benchmark, the Russell 1000 Value Index,** earned 8.91 percent for the same period.

PERFORMANCE ANALYSIS

NEVER A DULL MOMENT is a statement that describes the equity investment environment for the past 12 months. The last three months of 1999 and the first quarter of 2000 saw technology and growth stocks soar, while almost every other sector had poor performance. In mid-March, this reversed with a vengeance, sending most growth funds into negative territory year-to-date, and bringing value funds back up.

The primary reason for this reversal was a realization that the growth rates of many of the star technology companies were unsustainable. The Federal Reserve, in an effort to prevent an upswing in inflation, has been raising interest rates for nearly a year. These higher rates have begun to have an affect on the economy. Many economic factors now point to a slow down in growth, as measured by our country's gross domestic product. While the threat of a recession is still very slim, it is always a possibility. So the Federal Reserve continues to watch growth very closely. Under these conditions, the stellar earnings growth rates of many technology companies have slowed. These stocks were extremely expensive on almost any measure, and when they fail to meet expectations, they come down in price significantly.

The rotation in the market shows up when individual economic sectors are reviewed. Analysis of the Russell 1000 Value Index shows that Utilities, Financials, Health Care and Energy were the best performers. This is a complete turnaround from the year before. Poor performers included Basic Materials, Telecommunications and Consumer Cyclicals. Technology is still in positive territory, but down from its highs.

The Advantus Cornerstone Fund has undergone considerable change over the last year. We have expanded the number of analysts working under a new team leader in order to improve returns. Currently, the Fund is well positioned in stocks we believe are undervalued, hold low risk, and high potential return. Current areas of emphasis include high quality telecommunications stocks which we believe have been unfairly sold based on the performance of a few bellwethers; and energy, where we can find stocks at the same price as a year ago even though operating performance has improved dramatically. The Fund holds a cash reserve, which may be deployed into quality names as the prices come down.

The Fund's investments in Utilities were clearly the stars. Our holdings in AES Corporation, Enron, and Excelon Energy (companies that produce, trade and sell electricity and natural gas) were up 123 percent over the time period, handily outpacing the utility index, which was up 39 percent. The Financials sector also helped performance, as investors began buying shares of financial companies believing the end of the interest hikes was at hand. Our best performing names in this area were Capital One and Citigroup. Energy was a strong performer, as oil and natural gas prices were at high levels.

At the end of this reporting period, the Fund's exposure to technology hurt performance as this sector came under pressure. Telecommunications stocks also suffered, as several prominent companies in this space have reported poor operating fundamentals.

OUTLOOK
In our past commentaries, we have reported that the equity returns of the past few years were unsustainable, and that we foresaw a return to single digit returns. For better or worse, we were accurate, and most equity indices are in negative territory for the year-to-date 2000. This has been a tremendously volatile year fraught with a series of market corrections. While negative returns can be disheartening, they are also a fact of life when investing. Markets fluctuate and it's important for investors to keep a long-term focus and make sure their expectations are aligned with the market environment.

*Historical performance is not an indication of future performance. These performance results do not reflect the impact of Class A's maximum 5.5 percent front-end sales charge or Class B's maximum 5 percent contingent deferred sales charge. Investment returns and principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost.
**The Russell 1000 Value Index contains those stocks from the Russell 1000 with low book to price ratio. The Russell 1000 is the 1,000 largest companies in the Russell 3000. The Russell 3000 is an unmanaged index of 3,000 common stocks, which represents approximately 98 percent of the U.S. market.

            COMPARISON OF CHANGE IN VALUE OF A HYPOTHETICAL $10,000
                    INVESTMENT IN ADVANTUS CORNERSTONE FUND,
               RUSSELL 1000 VALUE INDEX AND CONSUMER PRICE INDEX

On the following charts you can see how the total return for each of the three classes of shares of the Advantus Cornerstone Fund compared to the Russell 1000 Value Index, and the Consumer Price Index. The lines in each graph represent the cumulative total return of a hypothetical $10,000 investment made on the inception date of each class of shares of the Advantus Cornerstone Fund (September 16, 1994 for Class A and Class B and March 1, 1995 for Class C) through September 30, 2000.

                                 CLASS A AND B

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

AVERAGE ANNUAL TOTAL RETURN:
Class A:
One year                      -4.31%
Five year                      8.68%
Since inception (9/16/94)     10.83%
Class B:
One year                      -4.46%
Five year                      8.85%
Since inception (9/16/94)     10.98%

(THOUSANDS)
                               Russell 1000
             Class A  Class B   Value Index      CPI
9/16/94      $10,000  $10,000       $10,000  $10,000
9/30/94       $9,325   $9,870        $9,743  $10,054
9/30/95      $11,598  $11,708       $12,441  $10,275
9/30/96      $14,441  $14,649       $14,673  $10,570
9/30/97      $19,980  $20,400       $20,880  $10,818
9/30/98      $16,694  $16,947       $21,629  $10,973
9/30/99      $18,384  $18,531       $25,678  $11,261
9/30/00      $18,616  $18,782       $27,965  $11,643

                                    CLASS C

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

AVERAGE ANNUAL TOTAL RETURN:
Class C:
One year                       0.54%
Five year                      9.01%
Since inception (3/1/95)      11.63%

                  Russell 1000
         Class C   Value Index      CPI
3/1/95   $10,000       $10,000  $10,000
9/30/95  $12,013       $12,107  $10,146
9/30/96  $14,846       $14,280  $10,437
9/30/97  $20,354       $20,320  $10,682
9/30/98  $16,838       $21,049  $10,834
9/30/99  $18,411       $24,989  $11,119
9/30/00  $18,510       $27,214  $11,497

The preceding charts are useful because they provide you with more information about your investments. There are limitations, however. An index may reflect the performance of securities that the Fund may not hold. Also, the index does not deduct sales charges, investment advisory fees and other fund expenses, whereas your Fund does. Performance presented for the Fund reflects the deduction of the maximum 5.5 percent front-end sales charge for Class A and the maximum applicable contingent deferred sales charge for Class B shares. Sales charges pay for your financial professional's investment advice. Individuals cannot invest in the index itself, nor can they invest in any fund which seeks to track the performance of the index without incurring some charges and expenses.

Historical performance is not an indication of future performance. Investment returns and principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost.

TEN LARGEST STOCK HOLDINGS

                                                      MARKET     % OF STOCK
COMPANY                                    SHARES      VALUE      PORTFOLIO
-------                                   --------  -----------  -----------
Exxon Mobil Corporation.................   63,803   $ 5,686,441        6.2%
CitiGroup, Inc..........................   89,013     4,812,265        5.2%
SBC Communications, Inc.................   72,942     3,647,100        4.0%
American International Group............   37,027     3,543,021        3.9%
Bell Atlantic Corporation...............   57,957     2,807,292        3.1%
Nextlink Communications, Inc............   63,400     2,230,887        2.4%
Morgan Stanley Dean Witter Discover &
  Company...............................   23,540     2,152,439        2.3%
Bank of America Corporation.............   39,800     2,084,525        2.3%
Federal National Mortgage Association...   28,200     2,016,300        2.2%
Household International, Inc............   34,100     1,930,912        2.1%
                                                    -----------  ---------
                                                    $30,911,182       33.7%
                                                    ===========  =========

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Cash and Other Assets/Liabilities   3.7%
Consumer Cyclical                   2.7%
Capital Goods                       2.8%
Utilities                           4.9%
Health Care                         5.1%
Basic Materials                     5.2%
Consumer Staples                    5.3%
Technology                          8.8%
Energy                             13.9%
Communication Services             14.6%
Financial                          33.0%

                                                       ADVANTUS CORNERSTONE FUND
                                                       INVESTMENTS IN SECURITIES
                                                              SEPTEMBER 30, 2000

           (Percentages of each investment category relate to total net assets.)

                                                                    MARKET
SHARES                                                             VALUE(A)
------                                                          ---------------
COMMON STOCK (96.3%)
  BASIC MATERIALS (5.2%)
    Aluminum (1.2%)
    43,432   Alcoa, Inc.......................................   $  1,099,372
                                                                 ------------
    Chemicals (1.6%)
    26,572   E.I. DuPont de Nemours and Company...............      1,101,077
    35,100   Lyondell Petrochemical Company...................        414,619
                                                                 ------------
                                                                    1,515,696
                                                                 ------------
    Mining (1.2%)
    27,300   Phelps Dodge Corporation.........................      1,139,775
                                                                 ------------
    Paper and Forest (1.2%)
    38,900   International Paper Company......................      1,115,944
                                                                 ------------
  CAPITAL GOODS (2.8%)
    Electrical Equipment (1.2%)
    20,100   General Electric Company.........................      1,159,519
                                                                 ------------
    Machinery (1.1%)
    32,800   Deere & Company..................................      1,090,600
                                                                 ------------
    Office Equipment (.5%)
    11,400   Lexmark International Group, Inc. (b)............        427,500
                                                                 ------------
  COMMUNICATION SERVICES (14.6%)
    Telecommunication (1.7%)
    35,300   Adelphia Business Solutions, Inc. (b)............        416,981
    40,200   MCI Worldcom, Inc. (b)...........................      1,221,075
                                                                 ------------
                                                                    1,638,056
                                                                 ------------
    Telephone (12.9%)
    37,880   AT&T Corporation.................................      1,112,725
    47,800   AT&T Corporation-Liberty Media Corp (b).........         860,400
                                                                    MARKET
SHARES                                                             VALUE(A)
---------------------------------------------------------------------------
COMMUNICATION SERVICES--CONTINUED
    57,957   Bell Atlantic Corporation........................   $  2,807,292
    41,700   Bellsouth Corporation............................      1,678,425
    63,400   Nextlink Communications, Inc. (b)................      2,230,887
    72,942   SBC Communications, Inc..........................      3,647,100
                                                                 ------------
                                                                   12,336,829
                                                                 ------------
  CONSUMER CYCLICAL (2.7%)
    Auto (.8%)
    31,348   Ford Motor Company...............................        793,496
                                                                 ------------
    Retail (.6%)
    11,000   Wal-Mart Stores, Inc.............................        529,375
                                                                 ------------
    Service (1.3%)
   116,025   CUC International (b)............................      1,261,772
                                                                 ------------
  CONSUMER STAPLES (5.3%)
    Entertainment (2.7%)
    44,800   The Walt Disney Company..........................      1,713,600
    18,500   Time Warner, Inc. (b)............................        893,781
                                                                 ------------
                                                                    2,607,381
                                                                 ------------
    Household Products (.6%)
     7,800   Procter & Gamble Company.........................        522,600
                                                                 ------------
    Personal Care (1.2%)
    27,400   Avon Products, Inc...............................      1,119,975
                                                                 ------------
    Tobacco (.8%)
    24,900   Philip Morris Companies, Inc.....................        732,994
                                                                 ------------
  ENERGY (13.9%)
    Oil (10.2%)
    17,672   BP Amoco PLC (c).................................        936,616
    15,185   Chevron Corporation..............................      1,294,521
    18,600   Diamond Offshore Drilling, Inc...................        762,600
    63,803   Exxon Mobil Corporation..........................      5,686,441

              See accompanying notes to investments in securities.

ADVANTUS CORNERSTONE FUND
INVESTMENTS IN SECURITIES - CONTINUED

                                                                    MARKET
SHARES                                                             VALUE(A)
---------------------------------------------------------------------------
ENERGY--CONTINUED
    16,700   Royal Dutch Petroleum Company (c)................   $  1,000,956
                                                                 ------------
                                                                    9,681,134
                                                                 ------------
    Oil & Gas (3.7%)
    29,000   Baker Hughes, Inc................................      1,076,625
    23,000   Global Marine, Inc. (b)..........................        710,125
    21,600   Nabors Industries, Inc. (b)......................      1,131,840
    10,700   Transocean Offshore, Inc.........................        627,287
                                                                 ------------
                                                                    3,545,877
                                                                 ------------
  FINANCIAL (33.0%)
    Banks (5.6%)
    39,800   Bank of America Corporation......................      2,084,525
    29,235   Chase Manhattan Corporation......................      1,350,292
    40,800   Wells Fargo & Company............................      1,874,250
                                                                 ------------
                                                                    5,309,067
                                                                 ------------
    Consumer Finance (5.4%)
    23,800   American Express Company.........................      1,445,850
    25,300   Capital One Financial Corporation................      1,772,581
    34,100   Household International, Inc.....................      1,930,912
                                                                 ------------
                                                                    5,149,343
                                                                 ------------
    Finance-Diversified (8.9%)
    89,013   CitiGroup, Inc...................................      4,812,265
    31,300   Federal Home Loan Mortgage.......................      1,692,156
    28,200   Federal National Mortgage Association............      2,016,300
                                                                 ------------
                                                                    8,520,721
                                                                 ------------
                                                                    MARKET
SHARES                                                             VALUE(A)
---------------------------------------------------------------------------
FINANCIAL--CONTINUED
    Insurance (5.3%)
    37,027   American International Group.....................   $  3,543,021
    39,500   Nationwide Financial Services, Inc...............      1,476,312
                                                                 ------------
                                                                    5,019,333
                                                                 ------------
    Investment Bankers/Brokers (4.9%)
    10,400   Goldman Sachs Group, Inc.........................      1,184,950
    19,800   Merrill Lynch & Company, Inc.....................      1,306,800
    23,540   Morgan Stanley Dean Witter Discover & Company....      2,152,439
                                                                 ------------
                                                                    4,644,189
                                                                 ------------
    Investment Companies (1.9%)
    17,000                                                          1,812,625
             Diamonds Trust Series I..........................
                                                                 ------------
    Real Estate Investment Trust (1.0%)
    39,800   Highwoods Properties, Inc........................        940,275
                                                                 ------------
  HEALTH CARE (5.1%)
    Drugs (2.1%)
    14,900   Bristol-Myers Squibb Company.....................        851,163
     8,700   Merck & Co., Inc.................................        647,606
    11,875   Pfizer, Inc......................................        533,633
                                                                 ------------
                                                                    2,032,402
                                                                 ------------
    Health Care-Diversified (3.0%)
    10,600   Abbott Laboratories..............................        504,163
    15,000   Johnson & Johnson................................      1,409,063
    26,200   Tenet Healthcare Corporation.....................        953,025
                                                                 ------------
                                                                    2,866,251
                                                                 ------------

              See accompanying notes to investments in securities.

                                                       ADVANTUS CORNERSTONE FUND
                                           INVESTMENTS IN SECURITIES - CONTINUED

                                                                    MARKET
SHARES                                                             VALUE(A)
---------------------------------------------------------------------------
TECHNOLOGY (8.8%)
    Communications Equipment (1.7%)
    46,700   McLeodUSA, Inc. (b)..............................   $    668,394
    32,300   Motorola, Inc....................................        912,475
                                                                 ------------
                                                                    1,580,869
                                                                 ------------
    Computer Hardware (3.8%)
    26,500   Compaq Computer Corporation......................        730,870
    15,100   Gateway, Inc. (b)................................        705,925
    10,100   Hewlett-Packard Company..........................        979,700
    10,890   International Business Machines Corporation......      1,225,125
                                                                 ------------
                                                                    3,641,620
                                                                 ------------
    Computer Services & Software (1.8%)
    28,600   Microsoft Corporation (b)........................      1,723,150
                                                                 ------------
    Semiconductor Equipment (.7%)
    31,200   Lam Research Corporation (b).....................        653,250
                                                                 ------------
                                                                    MARKET
SHARES                                                             VALUE(A)
---------------------------------------------------------------------------
TECHNOLOGY--CONTINUED
    Semiconductors (.8%)
     8,400   Intel Corporation................................   $    349,650
     9,300   Texas Instruments, Inc...........................        438,844
                                                                 ------------
                                                                      788,494
                                                                 ------------
  UTILITIES (4.9%)
    Electric Companies (3.5%)
    23,200   AES Corporation (b)..............................      1,589,200
    28,700   PECO Energy Company..............................      1,738,144
                                                                 ------------
                                                                    3,327,344
                                                                 ------------
    Natural Gas (1.4%)
    15,600   Enron Corporation................................      1,366,950
                                                                 ------------
    Power Products-Industrial ( - )
     1,400   Southern Energy Inc..............................         43,925
                                                                 ------------
Total common stock (cost: $83,063,024)........................     91,737,703
                                                                 ------------

SHARES
------
SHORT-TERM SECURITIES (3.8%)
   156,306   Federated Prime Obligation Fund, current rate 6.460%............        156,306
 3,460,646   Provident Institutional Fund--TempFund Portfolio, current rate
              6.526%.........................................................      3,460,646
                                                                               -------------
             Total short-term securities (cost: $3,616,952)..................      3,616,952
                                                                               -------------
             Total investments in securities (cost: $86,679,976) (d).........  $  95,354,655
                                                                               =============

Notes to Investments in Securities
-----------------------------------
(a) Securities are valued by procedures described in note 2 to the financial statements.
(b) Presently non-income producing.
(c) The Fund held 2.0% of net assets in foreign securities as of September 30, 2000.
(d) At September 30, 2000 the cost of securities for federal income tax purposes was $88,012,103. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

  Gross unrealized appreciation..........  $16,970,324
  Gross unrealized depreciation..........   (9,627,772)
                                           -----------
  Net unrealized appreciation............  $ 7,342,552
                                           ===========

ADVANTUS CORNERSTONE FUND
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2000

                       ASSETS
Investments in securities, at market
 value - see accompanying schedule for
 detailed listing
 (identified cost: $86,679,976)........  $ 95,354,655
Cash in bank on demand deposit.........        79,024
Receivable for Fund shares sold........         1,367
Receivable for investment securities
 sold..................................        53,991
Accrued interest receivable............        15,584
Dividends receivable...................        50,904
Other receivables......................         2,237
                                         ------------
    Total assets.......................    95,557,762
                                         ------------
                     LIABILITIES
Payable for investment securities
 purchased.............................       243,942
Payable for Fund shares redeemed.......        15,184
Payable to Adviser.....................        13,926
                                         ------------
    Total liabilities..................       273,052
                                         ------------
Net assets applicable to outstanding
 capital stock.........................  $ 95,284,710
                                         ============
Represented by:
  Capital stock - authorized 10 billion
  shares (Class A - 2 billion shares,
  Class B - 2 billion shares,
  Class C - 2 billion shares and 4
  billion shares unallocated) of $.01
  par value............................  $     63,317
  Additional paid-in capital...........    88,613,780
  Accumulated net realized losses from
  investments..........................    (2,067,066)
  Unrealized appreciation on
  investments..........................     8,674,679
                                         ------------
    Total - representing net assets
    applicable to outstanding capital
    stock..............................  $ 95,284,710
                                         ============
Net assets applicable to outstanding
 Class A shares........................  $ 81,389,034
                                         ============
Net assets applicable to outstanding
 Class B shares........................  $ 12,615,025
                                         ============
Net assets applicable to outstanding
 Class C shares........................  $  1,280,651
                                         ============
Shares outstanding and net asset value
 per share:
  Class A - Shares outstanding
  5,396,422............................  $      15.08
                                         ============
  Class B - Shares outstanding
  848,922..............................  $      14.86
                                         ============
  Class C - Shares outstanding
  86,408...............................  $      14.82
                                         ============

                See accompanying notes to financial statements.

                                                       ADVANTUS CORNERSTONE FUND
                                                         STATEMENT OF OPERATIONS
                                           FOR THE YEAR ENDED SEPTEMBER 30, 2000

Investment income:
  Interest.............................  $  168,635
  Dividends............................   1,582,448
                                         ----------
      Total investment income..........   1,751,083
                                         ----------
Expenses (note 4):
  Investment advisory fee..............     797,770
  Rule 12b-1 - Class A.................     219,141
  Rule 12b-1 - Class B.................     156,522
  Rule 12b-1 - Class C.................      15,842
  Administrative services fee..........      74,400
  Transfer agent and shareholder
    service fees.......................      98,428
  Custodian fees.......................      17,830
  Auditing and accounting services.....      19,643
  Legal fees...........................      13,139
  Directors' fees......................       1,907
  Registration fees....................      30,215
  Printing and shareholder reports.....      76,287
  Insurance............................       3,872
  Other................................      10,591
                                         ----------
      Total expenses...................   1,535,587
                                         ----------
Less fees and expenses waived or
  absorbed by Adviser..................    (106,763)
                                         ----------
      Total net expenses...............   1,428,824
                                         ----------
      Investment income - net..........     322,259
                                         ----------
Realized and unrealized gains (losses)
  on investments:
  Net realized losses on investments
    (note 3)...........................  (1,634,621)
  Net change in unrealized appreciation
    or depreciation on investments.....   2,471,025
                                         ----------
      Net gains on investments.........     836,404
                                         ----------
Net increase in net assets resulting
  from operations......................  $1,158,663
                                         ==========

                See accompanying notes to financial statements.

ADVANTUS CORNERSTONE FUND
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED SEPTEMBER 30, 2000 AND 1999

                                             2000          1999
                                         ------------  ------------
Operations:
  Investment income - net..............  $    322,259  $    998,312
  Net realized gains (losses) on
    investments........................    (1,634,621)    5,320,674
  Net change in unrealized appreciation
    or depreciation on investments.....     2,471,025     5,693,886
                                         ------------  ------------
      Increase in net assets resulting
        from operations................     1,158,663    12,012,872
                                         ------------  ------------
Distributions to shareholders from:
  Investment income - net:
    Class A............................      (332,612)     (954,423)
    Class B............................             -       (46,968)
    Class C............................             -        (5,609)
  Tax return of capital:
    Class A............................       (40,388)            -
    Class B............................             -             -
    Class C............................             -             -
  Net realized gains on investments:
    Class A............................      (760,784)            -
    Class B............................      (151,807)            -
    Class C............................       (15,257)            -
  Excess distribution of net realized
    gains:
    Class A............................      (354,581)            -
    Class B............................       (70,753)            -
    Class C............................        (7,111)            -
                                         ------------  ------------
      Total distributions..............    (1,733,293)   (1,007,000)
                                         ------------  ------------
Capital share transactions (notes 4 and
  5):
  Proceeds from sales:
    Class A............................     5,178,041     8,232,673
    Class B............................       854,661     2,198,168
    Class C............................       111,411       324,824
  Proceeds from issuance of shares as a
    result of reinvested dividends:
    Class A............................     1,330,582       610,577
    Class B............................       216,243        46,818
    Class C............................        22,191         5,520
  Payments for redemption of shares:
    Class A............................   (17,321,930)  (18,614,760)
    Class B............................    (6,953,574)   (6,881,002)
    Class C............................      (860,962)   (1,749,088)
                                         ------------  ------------
      Decrease in net assets from
        capital share transactions.....   (17,423,337)  (15,826,270)
                                         ------------  ------------
      Total decrease in net assets.....   (17,997,967)   (4,820,398)
Net assets at beginning of year........   113,282,677   118,103,075
                                         ------------  ------------
Net assets at end of year (including
  undistributed net investment income
  of $0 and $10,353, respectively).....  $ 95,284,710  $113,282,677
                                         ============  ============

                See accompanying notes to financial statements.

                                                       ADVANTUS CORNERSTONE FUND
                                                   NOTES TO FINANCIAL STATEMENTS
                                                              SEPTEMBER 30, 2000

(1) ORGANIZATION

    Advantus Cornerstone Fund, Inc. (the Fund) was incorporated on January 27, 1994. The Fund is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. The Fund's investment objective is to seek long-term accumulation of capital.

    The Fund currently issues three classes of shares: Class A, Class B and Class C shares. Class A shares are sold subject to a front-end sales charge. Class B shares are sold subject to a contingent deferred sales charge payable upon redemption if redeemed within six years of purchase. Class C shares are sold without either a front-end sales charge or a contingent deferred sales charge. Both Class B and Class C shares are subject to a higher Rule 12b-1 fee than Class A shares. Both Class B and Class C shares automatically convert to Class A shares at net asset value after a specified holding period. Such holding periods decline as the amount of the purchase increases and range from 28 to 84 months after purchase for Class B shares and 40 to 96 months after purchase for Class C shares. All three classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that the level of Rule 12b-1 fees charged differs between Class A, Class B and Class C shares. Income, expenses (other than Rule 12b-1 fees) and realized and unrealized gains or losses are allocated to each class of shares based upon its relative net assets.

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    The significant accounting policies followed by the Fund are summarized as follows:

  USE OF ESTIMATES

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

  INVESTMENTS IN SECURITIES

    The Fund's net asset value is generally calculated as of the close of normal trading on the New York Stock Exchange (typically 3:00 p.m. Central Time). Investments in securities traded on a national exchange are valued at the last sales price on that exchange prior to the time when assets are valued; securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued on the basis of the last current bid price, by an independent pricing service or at a price deemed best to reflect fair value as quoted by dealers who make markets in these securities. When market quotations are not readily available, securities are valued at fair value as determined in good faith under procedures adopted by the Board of Directors. Short-term securities are valued at market value.

    Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses are calculated on the identified-cost basis. Dividend income is recognized on the ex-dividend date and interest income, including amortization of bond premium and discount computed on a level yield basis, is accrued daily.

  FEDERAL TAXES

    The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no income tax provision is required. The Fund's policy is to make required minimum distributions prior to December 31, in order to avoid federal excise tax.

ADVANTUS CORNERSTONE FUND
NOTES TO FINANCIAL STATEMENTS - CONTINUED

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - (CONTINUED)

    Net investment income and net realized gains (losses) may differ for financial statement and tax purposes primarily because of temporary book-to-tax differences. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund. Distributions in excess of book basis net investment income or net realized gains (but which are not tax returns of capital) are presented as "excess distributions" in the statement of changes in net assets and the financial highlights.

    For federal income tax purposes, the Fund has a capital loss carryover in the amount of $734,939 which, if not offset by subsequent capital gains, will expire September 30, 2008. It is unlikely the Board of Directors will authorize a distribution of any net realized capital gain until the available capital loss carryover has been offset or expires.

  DISTRIBUTIONS TO SHAREHOLDERS

    Dividends from net investment income are declared and paid quarterly. Realized gains, if any, are paid annually.

(3) INVESTMENT SECURITY TRANSACTIONS

    For the year ended September 30, 2000, purchases of securities and proceeds from sales, other than temporary investments in short-term securities, aggregated $183,407,721 and $200,598,855, respectively.

(4) EXPENSES AND RELATED PARTY TRANSACTIONS

    The Fund has an investment advisory agreement with Advantus Capital Management, Inc. (Advantus Capital) a wholly owned subsidiary of Minnesota Life Insurance Company (Minnesota Life). Under the agreement, Advantus Capital manages the Fund's assets and provides research, statistical and advisory services and pays related office rental and executive expenses and salaries. The Fund has engaged PFPC Global Fund Services to act as its transfer agent, dividend disbursing agent and redemption agent and bears the expenses of such services. Prior to May 1, 2000, Advantus Capital paid the expense related to transfer agent services. The fee for investment and advisory services is based on the average daily net assets of the Fund at the annual rate of .70 percent on the first $500 million in net assets, .65 percent on the next $500 million, .60 percent on the next $1 billion and .55 percent on net assets in excess of $2 billion. Prior to May 1, 2000, the fee was charged at an annual rate of .80 percent.

    The Fund has adopted separate Plans of Distribution applicable to Class A, Class B and Class C shares, respectively, relating to the payment of certain expenses pursuant to Rule 12b-1 under the Investment Company Act of 1940 (as amended). The Fund pays fees to Ascend Financial Services, Inc. (Ascend), the underwriter of the Fund and wholly-owned subsidiary of Advantus Capital, to be used to pay certain expenses incurred in the distribution, promotion and servicing of the Fund's shares. The Class A Plan provides for a service fee up to .25 percent of average daily net assets of Class A shares. The Class B and Class C Plans provide for a fee up to 1.00 percent of average daily net assets of Class B and Class C shares, respectively. The Class B and Class C 1.00 percent fee is comprised of a .75 percent distribution fee and a .25 percent service fee.

                                                       ADVANTUS CORNERSTONE FUND
                                       NOTES TO FINANCIAL STATEMENTS - CONTINUED

(4) EXPENSES AND RELATED PARTY TRANSACTIONS - (CONTINUED)

    The Fund also bears certain other operating expenses including outside directors' fees, custodian fees, registration fees, printing and shareholder reports, legal, auditing and accounting services, organizational costs and other miscellaneous expenses.

    The Fund has entered into a shareholder and administrative services agreement with Minnesota Life. Under this agreement, effective May 1, 2000, the Fund pays a shareholder services fee, equal to $5 per shareholder account annually, to Minnesota Life for shareholder services which Minnesota Life provides. The Fund also pays Minnesota Life an administrative service fee equal to $6,200 per month for accounting, legal and other administrative services which Minnesota Life provides.

    Advantus Capital directly incurs and pays the above operating expenses and the Fund in turn reimburses Advantus Capital. Under the Advisory Agreement, Advantus Capital has contractually agreed to absorb all Fund costs and expenses which exceed 1.24% of Class A average daily net assets, 1.99% of Class B average daily net assets and 1.99% of Class C average daily net assets through the fiscal year of the Fund ending September 30, 2001. During the year ended September 30, 2000, Advantus Capital contractually agreed to absorb $106,763 in expenses, which were otherwise payable by the Fund.

    Sales charges received by Ascend for distributing the Fund's three classes of shares amounted to $345,082.

    As of September 30, 2000, Minnesota Life and subsidiaries and the directors and officers of the Fund as a whole owned 4,435,309 Class A shares which represents 82.2 percent of the total outstanding Class A shares.

    Legal fees were paid to a law firm of which the Fund's secretary is a partner in the amount of $10,406.

(5) CAPITAL SHARE TRANSACTIONS

    Transactions in shares for the years ended September 30, 2000 and 1999 were as follows:

                                                 CLASS A                 CLASS B               CLASS C
                                         -----------------------   -------------------   -------------------
                                            2000         1999        2000       1999       2000       1999
                                         ----------   ----------   --------   --------   --------   --------
Sold...................................     342,146      519,547     57,188    142,407     7,551      21,022
Issued for reinvested distributions....      84,952       39,130     13,914      2,964     1,429         364
Redeemed...............................  (1,150,121)  (1,197,618)  (465,471)  (444,700)  (57,511)   (112,523)
                                         ----------   ----------   --------   --------   -------    --------
                                           (723,023)    (638,941)  (394,369)  (299,329)  (48,531)    (91,137)
                                         ==========   ==========   ========   ========   =======    ========

ADVANTUS Cornerstone Fund
Notes to Financial Statements - continued

Financial Highlights

     Per share data for a share of capital stock and selected information for each period are as follows:

                                                   CLASS A
                                ---------------------------------------------
                                          YEAR ENDED SEPTEMBER 30,
                                ---------------------------------------------
                                 2000     1999      1998      1997     1996
                                -------  -------  --------  --------  -------
Net asset value, beginning of
  year........................  $ 15.14  $ 13.88  $ 18.68   $  15.06  $ 12.96
                                -------  -------  -------   --------  -------
Income from investment
  operations:
  Net investment income.......      .06      .15      .16        .14      .09
  Net gains (losses) on
    securities (both realized
    and unrealized)...........      .13     1.26    (3.04)      5.19     2.91
                                -------  -------  -------   --------  -------
    Total from investment
      operations..............      .19     1.41    (2.88)      5.33     3.00
                                -------  -------  -------   --------  -------
Less distributions:
  Dividends from net
    investment income.........     (.05)    (.15)    (.16)      (.14)    (.08)
  Tax return of capital.......     (.01)      --       --         --       --
  Distributions from net
    realized gains............     (.13)      --    (1.76)     (1.57)    (.82)
  Excess distribution of net
    realized gains............     (.06)      --       --         --       --
                                -------  -------  -------   --------  -------
    Total distributions.......     (.25)    (.15)   (1.92)     (1.71)    (.90)
                                -------  -------  -------   --------  -------
Net asset value, end of
  year........................  $ 15.08  $ 15.14  $ 13.88   $  18.68  $ 15.06
                                =======  =======  =======   ========  =======
Total return (a)..............     1.26%   10.13%  (16.45)%    38.35%   24.52%
Net assets, end of year (in
  thousands)..................  $81,389  $92,657  $93,833   $107,322  $48,383
Ratio of expenses to average
  daily net assets (b)(c).....     1.24%    1.21%    1.16%      1.08%    1.26%
Ratio of net investment income
  (loss) to average daily net
  assets (b)(c)...............      .43%     .94%     .98%       .85%     .70%
Portfolio turnover rate
  (excluding short-term
  securities).................    180.1%    78.7%   114.4%      87.7%   128.0%

------------

(a) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect the impact of front-end and contingent deferred sales charges. For periods less than one year, total return has not been annualized.
(b) The Fund's Distributor voluntarily waived $16,931, $107,096, $149,466 and $74,454 in Class A Rule 12b-1 fees for the years ended September 30, 1999, 1998, 1997 and 1996, respectively. If the Class A had been charged for these fees, the ratio of expenses to average daily net assets would have been 1.23%, 1.25%, 1.28% and 1.46%, respectively, and the ratio of net investment income to average daily net assets would have been .92%, .89%, .65% and .50%, respectively.
(c) The Fund's Adviser voluntarily waived or absorbed $106,763 in expenses for the year ended September 30, 2000. If the Fund had been charged for these expenses, the ratio of expenses to average daily net assets would have been 1.34% for Class A shares, 2.09% for Class B shares and 2.09% for Class C shares, and the ratio of net investment income (loss) to average daily net assets would have been .33% for Class A shares, (.39)% for Class B shares and (.39)% for Class C shares.

                                                       ADVANTUS CORNERSTONE FUND
                                       NOTES TO FINANCIAL STATEMENTS - CONTINUED

                                                  CLASS B                                       CLASS C
                                --------------------------------------------  --------------------------------------------
                                          YEAR ENDED SEPTEMBER 30,                      YEAR ENDED SEPTEMBER 30,
                                --------------------------------------------  --------------------------------------------
                                 2000     1999      1998     1997     1996     2000     1999      1998     1997     1996
                                -------  -------  --------  -------  -------  -------  -------  --------  -------  -------
Net asset value, beginning of
  year........................  $ 14.97  $ 13.73  $ 18.52   $ 14.92  $12.90   $14.93   $13.68   $ 18.48   $14.94   $12.90
                                -------  -------  -------   -------  ------   ------   ------   -------   ------   ------
Income from investment
  operations:
  Net investment income.......     (.02)     .03      .03        --    (.01)    (.02)     .03       .03       --       --
  Net gains (losses) on
    securities (both realized
    and unrealized)...........      .10     1.24    (3.02)     5.18    2.86      .10     1.25     (3.04)    5.12     2.88
                                -------  -------  -------   -------  ------   ------   ------   -------   ------   ------
    Total from investment
      operations..............      .08     1.27    (2.99)     5.18    2.85      .08     1.28     (3.01)    5.12     2.88
                                -------  -------  -------   -------  ------   ------   ------   -------   ------   ------
Less distributions:
  Dividends from net
    investment income.........       --     (.03)    (.04)     (.01)   (.01)      --     (.03)     (.03)    (.01)    (.02)
  Tax return of capital.......       --       --       --        --      --       --       --        --       --       --
  Distributions from net
    realized gains............     (.13)      --    (1.76)    (1.57)   (.82)    (.13)      --     (1.76)   (1.57)    (.82)
  Excess distribution of net
    realized gains............     (.06)      --       --        --      --     (.06)      --        --       --       --
                                -------  -------  -------   -------  ------   ------   ------   -------   ------   ------
    Total distributions.......     (.19)    (.03)   (1.80)    (1.58)   (.83)    (.19)    (.03)    (1.79)   (1.58)    (.84)
                                -------  -------  -------   -------  ------   ------   ------   -------   ------   ------
Net asset value, end of
  year........................  $ 14.86  $ 14.97  $ 13.73   $ 18.52  $14.92   $14.82   $14.93   $ 13.68   $18.48   $14.94
                                =======  =======  =======   =======  ======   ======   ======   =======   ======   ======
Total return (a)..............      .54%    9.26%  (17.21)%   37.68%  23.37%     .54%    9.35%   (17.28)%  37.10%   23.59%
Net assets, end of year (in
  thousands)..................  $12,615  $18,611  $21,176   $21,405  $7,095   $1,281   $2,015   $ 3,094   $3,399   $1,156
Ratio of expenses to average
  daily net assets (b)(c).....     1.99%    1.96%    1.95%     1.98%   2.15%    1.99%    1.96%     1.95%    1.98%    2.13%
Ratio of net investment income
  (loss) to average daily net
  assets (b)(c)...............     (.29)%     .20%     .18%    (.05)%   (.11)%   (.29)%    .21%     .18%    (.05)%   (.01)%
Portfolio turnover rate
  (excluding short-term
  securities).................    180.1%    78.7%   114.4%     87.7%  128.0%   180.1%    78.7%    114.4%    87.7%   128.0%

------------

(a) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect the impact of front-end and contingent deferred sales charges. For periods less than one year, total return has not been annualized.
(b) The Fund's Distributor voluntarily waived $16,931, $107,096, $149,466 and $74,454 in Class A Rule 12b-1 fees for the years ended September 30, 1999, 1998, 1997 and 1996, respectively. If the Class A had been charged for these fees, the ratio of expenses to average daily net assets would have been 1.23%, 1.25%, 1.28% and 1.46%, respectively, and the ratio of net investment income to average daily net assets would have been .92%, .89%, .65% and .50%, respectively.
(c) The Fund's Adviser voluntarily waived or absorbed $106,763 in expenses for the year ended September 30, 2000. If the Fund had been charged for these expenses, the ratio of expenses to average daily net assets would have been 1.34% for Class A shares, 2.09% for Class B shares and 2.09% for Class C shares, and the ratio of net investment income (loss) to average daily net assets would have been .33% for Class A shares, (.39)% for Class B shares and (.39)% for Class C shares.

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders
Advantus Cornerstone Fund, Inc.:

    We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of the Advantus Cornerstone Fund, Inc. (the Fund) as of September 30, 2000 and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

    We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of September 30, 2000 and the results of its operations, changes in its net assets and the financial highlights for the periods stated in the first paragraph above, in conformity with accounting principles generally accepted in the United States of America.

                                          KPMG LLP

Minneapolis, Minnesota
November 10, 2000

                                                       ADVANTUS CORNERSTONE FUND
                                      FEDERAL INCOME TAX INFORMATION (UNAUDITED)

    The following information for federal income tax purposes is presented as an aid to shareholders in reporting the distributions paid by the Fund in the fiscal period ended September 30, 2000. Dividends for the 2000 calendar year will be reported to you on Form 1099-Div in late January 2001. Shareholders should consult a tax adviser on how to report these distributions for state and local purposes.

CLASS A

                                                                PER
PAYABLE DATE                                                   SHARE
------------                                                  --------
Income distribution - taxable as dividend income, 100% qualifying for deduction by corporations.
December 21, 1999...........................................    .0251
March 23, 2000..............................................    .0168
September 21, 2000..........................................    .0230
                                                               ------
                                                               $.0649*
                                                               ======
* The total distribution of $.0649 includes $.0075 from tax return of capital.
Capital gains distributions - taxable as long-term capital gains, 25%
 rate.
December 3, 1999............................................   $.1851
                                                               ======

CLASS B

                                                                PER
PAYABLE DATE                                                   SHARE
------------                                                  --------
Capital gains distributions - taxable as long-term capital gains, 25%
 rate.
December 3, 1999............................................   $.1851
                                                               ======

CLASS C

                                                                PER
PAYABLE DATE                                                   SHARE
------------                                                  --------
Capital gains distributions - taxable as long-term capital gains, 25%
 rate.
December 3, 1999............................................   $.1851
                                                               ======

ADVANTUS CORNERSTONE FUND

SHAREHOLDER VOTING RESULTS

On April 17, 2000, a special meeting of shareholders of Advantus Cornerstone Fund, Inc. was held. Shareholders of record on February 28, 2000, were entitled to vote on the proposals described below.

(1)  To elect a Board of Directors as follows:

                                           VOTES     VOTES
DIRECTOR                                    FOR     WITHHELD
--------                                 ---------  --------
Charles E. Arner.......................  5,674,958   19,705
Ellen S. Berscheid.....................  5,674,911   19,752
Ralph D. Ebbott........................  5,674,958   19,705
Frederick P. Feuerherm.................  5,674,958   19,705
William N. Westhoff....................  5,674,958   19,705

(2) To approve the elimination or modification of the following investment policies for:

                                           VOTES     VOTES    VOTES
                                            FOR     AGAINST  WITHHELD
                                         ---------  -------  --------
A. Modify policy regarding borrowing
 and the issuance of senior
 securities............................  5,248,014   8,742    35,029
B. Modify policy regarding
 concentration in a particular
 industry..............................  5,249,709   7,353    34,723
C. Modify policy regarding investments
 in real estate and commodities........  5,252,165   4,437    35,183
D. Modify policy regarding lending.....  5,246,677  10,540    34,568
E. Eliminate policy restricting the
 pledging of assets....................  5,245,945   9,090    36,750
F. Eliminate policy restricting margin
 purchases and short sales.............  5,246,080   9,941    35,764

(3) To approve an amendment to the investment advisory agreement between the Fund and Advantus Capital Management, Inc., as described in the proxy statement

                                           VOTES     VOTES    VOTES
                                            FOR     AGAINST  WITHHELD
                                         ---------  -------  --------
                                         5,251,849   3,663    36,273

(4) To ratify the selection of KPMG LLP as independent public accountants for the Fund

                                           VOTES     VOTES    VOTES
                                            FOR     AGAINST  WITHHELD
                                         ---------  -------  --------
                                         5,653,732   4,274    36,657

                                                            SHAREHOLDER SERVICES

    The Advantus Family of Funds offers a variety of services that enhance your ability to manage your assets. Check each Fund's prospectus for the details of the services and any limitations that may apply.

EXCHANGE PRIVILEGES: You can move all or part of your investment dollars from one fund to any other Advantus Fund you own (for identical registrations within the same share class) at any time as your needs change. Exchanges are at the then current net asset value (exchanges from the Advantus Money Market Fund will incur the applicable sales charge, if not previously subjected to the charge). Shareholders may make twelve exchanges each calendar year without incurring a transaction charge. Thereafter, there will be a $7.50 transaction charge for each additional exchange within the calendar year.

INCOME DISTRIBUTION FLEXIBILITY: You can have your fund dividends and other distributions automatically reinvested with no sales charge, direct them from one Advantus Fund to any other you own within the Fund family or, if you desire, we'll pay you in cash.

SYSTEMATIC WITHDRAWAL PLAN: You can set up a plan to receive a check at specified intervals from your fund account - subject to minimum guidelines. Depending upon the performance of the underlying investment options, the value may be worth more or less than the original amount invested when withdrawn.

DIRECT DIVIDEND DEPOSITS: At your request we will deposit your dividends or systematic withdrawals directly into your checking or savings account instead of sending you a check.

TELEPHONE EXCHANGE: You may move money from one Advantus account to any other Advantus account you own (with identical registrations within the same share class) just by calling our toll-free number. The Telephone Exchange privilege will automatically be established unless otherwise indicated on the Account Application. Telephone Exchange may be changed (added/deleted) at any time by submitting a request in writing.

SYSTEMATIC EXCHANGE: You may move a set amount of money monthly or quarterly from one Advantus Fund to another Advantus Fund (with identical registrations within the same share class) to diversify your investment portfolio and take advantage of "dollar-cost averaging".

AUTOMATIC PAYMENT OF INSURANCE PREMIUMS: You may automatically pay your Minnesota Life insurance premiums from your Advantus Money Market account.

REDUCED SALES CHARGES: Letter of Intent, combined purchases with spouse, children or single trust estates, and the Right of Accumulation make it possible for you to reduce the sales charge, if any.

AUTOMATIC INVESTMENT PLAN: This special purchase plan enables you to open an Advantus Fund account for as little as $25 and lower your average share cost through "dollar-cost averaging." (Dollar-cost averaging does not assure a profit, nor does it prevent loss in declining markets.) The Automatic Investment Plan allows you to invest automatically monthly, semi-monthly or quarterly from your checking or savings account.

IRAs, OTHER QUALIFIED PLANS: You can use the Advantus Family of Funds for your Traditional, Roth or Education Individual Retirement Account or other qualified plans including: SEP IRA's, SIMPLE IRA's, Profit Sharing, 401(k) Money Purchase or Defined Benefit plans.

TELEPHONE REDEMPTION: You may call us and redeem shares over the phone. The proceeds will be sent by check to the address of record for the account or wire transferred to your bank of record for the account. Wire transfers are for amounts over $500. The prevailing wire charge will be added to the withdrawal amount. The Telephone Redemption privilege will automatically be established unless otherwise indicated on the Account Application. Telephone Redemption may be changed (added/deleted) at any time by submitting a request in writing. To have the redemption automatically deposited into your checking account, please send a voided check from your bank. Depending on the performance of the underlying investment options, the value may be worth more or less than the original amount invested upon redemption. Some limitations apply, please refer to the prospectus for details.

ACCOUNT UPDATES: You'll receive written confirmation of every investment you initiate and quarterly statements to help you track all of your Advantus Fund investments and annual tax statements. Semi-annual and annual reports will provide you with portfolio information, fund performance data and the current investment outlook.

TOLL-FREE SERVICE LINE: For your convenience in obtaining information and assistance directly from Advantus Shareholder Services, call 1-800-665-6005. Advantus Account Representatives are available Monday through Friday from 7:30 a.m. to 5:15 p.m. Central Time. Our voice response system is available 24 hours, seven days a week. This system allows you to access current net asset values, account balances and recent account activity.

INTERNET ADDRESS:  www.AdvantusFunds.com

HOW TO INVEST

You can invest in one or more of the eleven Advantus Funds through a local Registered Representative of Ascend Financial Services, Inc., distributor of the Funds. Contact your representative for information and a prospectus for any of the Advantus Funds you are interested in. To find a Registered Representative near you, call the toll-free service line (1-800-665-6005) or visit www.AdvantusFunds.com.

MINIMUM INVESTMENTS: Your initial investment in any of the Advantus Funds can be as small as $25 when you use our Automatic Investment Plan. Minimum lump-sum initial investment is $250. Minimum subsequent investment is $25.

THE FUND'S MANAGER

Advantus Capital Management, Inc., investment adviser to the Fund, selects and reviews the Fund's investments and provides executive and other personnel for the Fund's management. (For the Advantus International Balanced Fund, Inc., Advantus Enterprise Fund, Inc., and Advantus Venture Fund, Inc., the sub-adviser, Templeton Investment Counsel, Inc., Credit Suisse Asset Management, LLC, and State Street Research & Management Company, respectively, selects the Fund's investments.)

Advantus Capital Management, Inc. manages twelve mutual funds containing $3.2 billion in assets in addition to $11.5 billion in assets for other clients. Advantus Capital's seasoned portfolio managers average more than 14 years of investment experience.

ADVANTUS FAMILY OF FUNDS

Advantus Bond Fund
Advantus Horizon Fund
Advantus Spectrum Fund
Advantus Enterprise Fund
Advantus Cornerstone Fund
Advantus Money Market Fund
Advantus Mortgage Securities Fund
Advantus International Balanced Fund
Advantus Venture Fund
Advantus Index 500 Fund
Advantus Real Estate Securities Fund

     THIS REPORT HAS BEEN PREPARED FOR SHAREHOLDERS AND MAY BE DISTRIBUTED
       TO OTHERS ONLY IF PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.
                READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST.

                        [ADVANTUS -TM- FAMILY OF FUNDS]
                        ASCEND FINANCIAL SERVICES, INC.,
                      SECURITIES DEALER, MEMBER NASD/SIPC
                            400 ROBERT STREET NORTH
                            ST. PAUL, MN 55101-2098
                                 1-800-AFS-1838
                                (1-800-237-1838)

ASCEND FINANCIAL SERVICES, INC.                     PRESORTED STANDARD
400 ROBERT STREET NORTH                             U.S. POSTAGE PAID
ST. PAUL, MN 55101-2098                                ST. PAUL, MN
                                                     PERMIT NO. 3547

FORWARDING SERVICE REQUESTED

F.48649 Rev. 11-2000